Segment Information	9 Months Ended
Sep. 30, 2020
Segment Information [Abstract]
Segment Information

6.    Segment Information

We have one operating segment with operations primarily in the United States and Canada. Sales are assigned to geographic locations based on the location of customers. Sales by geographic location are as follows (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Revenue:
United States	$2,354	$2,244	$6,783	$7,034
Canada	1,134	771	2,577	2,253
Other countries	53	17	71	58
Total revenue	$3,541	$3,032	$9,431	$9,345

  During the three months ended September 30, 2020 and 2019, one (Lassonde) and three of our customers represented an aggregate of approximately 29% and 43% of our revenue, respectively. During the nine months ended September 30, 2020 and 2019, one (Lassonde) and three of our customers represented an aggregate of approximately 25% and 44% of our revenue, respectively.